                                                                   Exhibit 10(k)

================================================================================
              ICF KAISER INTERNATIONAL, INC. STOCK INCENTIVE PLAN
================================================================================

     1.   Purpose.  The purpose of this plan ("Plan") is to promote the
          -------
interests of ICF Kaiser International, Inc. ("ICF Kaiser") by affording its key employees an incentive, by means of an opportunity to acquire ICF Kaiser's Common Stock, par value $0.01 per share, and to share in the increase in the value of the Common Stock, to remain in the employ of the Company, and to exert their maximum efforts in its behalf.

     2.   Administration.  The Plan shall be administered by the Compensation
          --------------
Committee ("Committee") of the Board of Directors of ICF Kaiser ("Board"). In addition to its duties with respect to the Plan stated elsewhere in the Plan, the Committee shall have full authority, consistently with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable, and to make all other determinations necessary or desirable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding upon all persons. The Committee may delegate to the Chief Executive Officer of ICF Kaiser (the "CEO") the discretion (a) to select Participants to whom Options shall be granted from among the key employees of ICF Kaiser and its Subsidiaries, other than key employees of ICF Kaiser who are required to file reports with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended , and (b) as set forth below in the Plan, to perform such other functions of the Committee as are specified in this Plan with respect to Participants other than key employees of ICF Kaiser who are required to file reports with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

     3.   Shares Subject to the Plan.  The aggregate combined number of shares
          --------------------------
of Common Stock which may be covered by stock options ("Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), and restricted stock units ("Restricted Stock Units") granted pursuant to the Plan is 6,000,000 shares, subject to adjustment under Section 8. Shares which may be delivered on exercise or settlement of Options, SARs, Restricted Shares, or Restricted Stock Units may be previously issued shares reacquired by ICF Kaiser or authorized but unissued shares. Shares covered by Restricted Shares or Restricted Stock Units that are forfeited and shares covered by Options that expire unexercised or are cancelled (without having been surrendered upon the exercise of SARs, whether settled in cash or Common Stock) shall again be available for grant under the Plan.

     4.   Eligibility.  The Committee or the CEO, as the case may be, shall from
          -----------
time to time in its or his or he discretion select the employees to whom Options, SARs, Restricted Shares, and Restricted Stock Units shall be granted ("Participants") from among the key employees of ICF Kaiser and its subsidiary corporations ("Subsidiaries").

     5.   Options.
          -------

          (a) The Committee or the CEO, as the case may be, shall in its or his or her discretion determine the time or times when options shall be granted and the number of shares of Common Stock to be subject to each Option. In the case of an incentive stock option, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate fair market value (determined as of the date the Option is granted) of the stock which for any Options may become exercisable by a Participant for the first time by such individual during any calendar year (under all incentive stock option plans of ICF Kaiser and its Subsidiaries) shall not exceed $100,000. Options may be granted under the Plan on such terms and conditions as the Committee considers appropriate, which may differ from those provided in the Plan, where such Options are granted in substitution for stock options held by employees of other companies who concurrently become employees of ICF Kaiser or a Subsidiary as the result of a merger or consolidation of the employing company with, or the acquisition of the property or stock of the employing company by, ICF Kaiser or a Subsidiary.

ICF Kaiser International, Inc.    Page 1 of 5      As amended on April 24, 1995
Stock Incentive Plan

          (b) Except as provided in paragraph (d), each option shall be for such term as the Committee or the CEO, as the case may be, shall determine, but not more than 10 years from the date it is granted, except that the term of an option other than an incentive stock option may extend up to 11 years from the date the Option is granted if the Participant dies within the 10th year following the date of grant.

          (c) Except as provided in paragraphs (a) and (d), the purchase price for each share of Common Stock subject to an Option shall be not less than the fair market value of the Common Stock, as the case may be, on the date the Option is granted.

          (d) In the case of an incentive stock option, as defined in Section 422(b) of the Code, granted to an employee who at the time the Option is granted owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing such employee or of its parent corporation or a subsidiary corporation (as defined in Sections 424(e) and 424(f), respectively, of the Code), the purchase price for each share of Common Stock subject to the Option shall be at 110 percent of the fair market value of the shares at the time such Option is granted and such Option shall not be exercisable after the expiration of five years from the date such option is granted.

          (e) Exercise of an Option shall be by written notice in the form and manner determined by the Committee. Except as otherwise determined by the Committee or the CEO, as the case may be, no Option may be exercised to any extent before one year from the date of grant. The Committee or the CEO, as the case may be, in its or his or her discretion may (1) determine installment exercise terms for an option under which it may be exercised in a series of cumulative installments, (2) prescribe rules limiting the frequency of exercise of options or the minimum number of shares that may be exercised at any one time, (3) determine the form of consideration (including cash, shares of Common Stock, or any combination thereof) which may be accepted in payment of the purchase price of shares purchased pursuant to the exercise of an Option, and
(4) prescribe such other rules or conditions as it considers appropriate regarding the exercise of Options granted under the Plan.

          (f) In the case of incentive stock options, the instruments evidencing such Options shall provide that if, within two years from the date of grant of the Option or within one year after the transfer of shares of Common Stock to the Participant on exercise of the option, the Participant makes a disposition (as defined in Section 424(c) of the Code) of any shares of such Common Stock, the Participant shall notify ICF Kaiser of such disposition in the manner and within such time as the Committee in its discretion shall determine. The Committee may direct that a legend restricting transfer in the absence of appropriate notification be affixed to any stock certificates representing Common Stock transferred under the Plan.

          (g) Each Option shall be evidenced by a written instrument which shall state such terms and conditions which are not inconsistent with the provisions of the Plan as the Committee or the CEO, as the case may be, in its or his or her discretion shall determine and approve, including terms and conditions regarding the exercise of Options upon termination of employment.

          (h) The Committee may, in its discretion, make loans available to Participants, on reasonable terms, with funds to be provided by ICF Kaiser, to facilitate payment by any Participant of the exercise price of, or any tax withholding obligation incurred with respect to, any options, SARs, Restricted Shares, or Restricted Stock Units granted under the Plan after the adoption of this provision. The Committee or ICF Kaiser may, in their respective discretion, take other steps to enable ICF Kaiser to facilitate the payment of such exercise price or tax withholding obligations, including but not limited to arranging for the provision of loans by, or other arrangements with, third parties, including but not limited to banks or brokers, with or without a guarantee of such loans by ICF Kaiser.

ICF Kaiser International, Inc.    Page 2 of 5      As amended on April 24, 1995
Stock Incentive Plan

     6.   Stock Appreciation Rights.  The Committee may from time to time grant
          -------------------------
SARs unrelated to Options or related to Options or portions of Options granted to Participants under the Plan. Each SAR shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine. The Participant may exercise an SAR or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the aggregate appreciation in value of the shares as to which the SAR is awarded, which may be shares of Common Stock, as measured by the difference between the purchase price of such shares and their fair market value at the date of exercise. Such payments may be made in cash, in shares of Common Stock valued at fair market value as of the date of exercise, or in any combination thereof, as the Committee may be, in its discretion shall determine.

     7.   Restricted Shares and Restricted Stock Units.
          ---------------------------------------------

          (a) The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Shares and Restricted Stock Units under the Plan. Each grant of Restricted Shares and Restricted Stock Units shall be evidenced by a written instrument which shall state the number of Restricted Shares or Restricted Stock Units covered by the grant and the terms and conditions which the Board shall have determined with respect to such grant. Restricted Shares shall be shares of Common Stock. Each Restricted Stock Unit shall be equivalent in value to a share of Common Stock.

          (b) A stock certificate representing the Restricted Shares granted to a Participant shall be registered in the Participant's name but shall be held in custody by ICF Kaiser for the Participant's account. The Participant generally shall have the rights and privileges of a shareholder as to such Restricted Shares, including the right to vote or otherwise act as a shareholder with respect to such Restricted Shares, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restriction Period (as defined herein) and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of prior to termination of the Restriction Period; (iii) the Participant shall forfeit and immediately transfer back to the Corporation without payment all of the Restricted Shares, and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of ICF Kaiser, if and when the Participant ceases to be either an employee or a director of ICF Kaiser or any of its Subsidiaries prior to expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Shares. Cash dividends, if any, with respect to the Restricted Shares shall be paid to the Participant.

          (c) Upon the expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be. ICF Kaiser shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required from the Participant upon the issuance or delivery of any Restricted Shares, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares.

ICF Kaiser International, Inc.    Page 3 of 5      As amended on April 24, 1995
Stock Incentive Plan

          (d) Vesting of each grant of Restricted Shares and Restricted Stock Units shall require the Participant to remain an employee or a director of ICF Kaiser or of a Subsidiary for a prescribed period (the "Restriction Period"), which period may be subject to acceleration upon the occurrence of certain events, as the Committee may determine and specify in the written instrument evidencing such grant. The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each grant of Restricted Shares or Restricted Stock Units, provided that in no case shall the Restriction Period be less than one year, subject to adjustment as set forth above. All Restricted Stock Units granted to a Participant under the Plan shall terminate without further obligation on the part of ICF Kaiser if and when the Participant ceases to be an employee or a director of ICF Kaiser or any of its Subsidiaries prior to expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Committee applicable to Restricted Stock Units, and in such event the Participant shall not be entitled to receive any payment with respect to those Restricted Stock Units, except as provided in paragraph (f).

          (e) Upon expiration of the Restriction Period or Periods applicable to each grant of Restricted Stock Units, the Participant shall, without payment on his or her part, be entitled to receive payment in an amount equal to the aggregate fair market value of the shares of Common Stock covered by such grant on the date of expiration. Such payment may be made in cash, in shares of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made, or in any combination thereof, as the Committee in its discretion shall determine. Any payment in cash shall reduce the number of shares of Common Stock which may be covered by Restricted Stock Units granted under the Plan, as provided in Section 3, to the extent of the number of Restricted Stock Units to which such payment relates.

          (f) A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend ICF Kaiser would have paid to such Participant during the term of those Restricted Stock Units as if the Participant had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend. Payment of each such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

     8.   Adjustment Upon Changes in Capitalization.  If there is a change in
          -----------------------------------------
the number or kind of outstanding shares of ICF Kaiser's stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or other similar event, or if there is a distribution to shareholders of ICF Kaiser's Common Stock other than a cash dividend, appropriate adjustments shall be made by the Committee to the number and kind of shares subject to the Plan; the number and kind of shares under Options, SARs, Restricted Shares, and Restricted Stock Units then outstanding; the maximum number of shares available for options, SARs, Restricted Shares, and Restricted Stock Units; the purchase price for shares of Common Stock covered by Options; and other relevant provisions, to the extent that the Committee, in its sole discretion, determines that such changes make such adjustments necessary to be equitable. Similar adjustments may also be made by the Committee in its discretion if substitute Options are granted pursuant to Section 5(a).

     9.   Transferability of Options, SARs, Restricted Shares, and Restricted
          -------------------------------------------------------------------
Stock Units.  Options that are intended to be incentive stock options, SARs,
-----------
Restricted Shares, and Restricted Stock Units shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant or his guardian. Options that are designated at the time of grant as Options that are not incentive stock options may be transferred or assigned only to a person who is at the time of such transfer an employee of ICF Kaiser or a Subsidiary, except that any such options held by persons subject to the reporting obligations of Section 16(a) of the Securities Exchange Act of 1934, as amended, may not be transferred or assigned other than by will or the laws of descent and distribution.

ICF Kaiser International, Inc.    Page 4 of 5      As amended on April 24, 1995
Stock Incentive Plan

     10.  Laws and Regulations.  The Plan, the grant and exercise of Options,
          --------------------
SARs, Restricted Shares, and Restricted Stock Units, and the obligation of ICF Kaiser to sell or deliver shares of Common Stock under the Plan shall be subject to all applicable laws, regulations, and rules.

     11.  No Employment Rights.  Nothing in the Plan shall confer upon any
          --------------------
employee of ICF Kaiser or a Subsidiary any right to continued employment or interfere with the right of ICF Kaiser or a Subsidiary to terminate his or her employment at any time.

     12.  Tax Withholding.  Any payment to or settlement with a Participant in
          ---------------
cash, or in Common Stock, pursuant to any provision of the Plan shall be subject to withholding of income tax, FICA tax, or other taxes to the extent ICF Kaiser or a Subsidiary is required to make such withholding. Any required withholding payable by a Participant with respect to any tax may be paid in cash, in whole shares of Common Stock, or in a combination of whole shares of Common Stock and cash, having an aggregate fair market value equal to the amount of any required withholding obligation.

     13.  Termination; Amendments.
          -----------------------

          (a) The Board may at any time terminate the Plan. Unless the Plan shall previously have been terminated by the Board, it shall terminate on February 6, 1997. No Option, SAR, Restricted Share, or Restricted Stock Unit may be granted after such termination.

          (b) The Board may at any time or times amend the Plan or amend any outstanding Options, SARs, Restricted Shares, or Restricted Stock Units for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law, provided that no amendment of any outstanding Options, SARs, Restricted Shares, or Restricted Stock Units shall contain terms or conditions inconsistent with the provisions of the Plan as determined by the Committee.

          (c) Except as provided in Section 8, no such amendment shall, without the approval of the shareholders of ICF Kaiser: (i) increase the maximum number of shares of Common Stock for which Options, SARs, Restricted Shares or Restricted Stock Units may be granted under the Plan; (ii) except to the extent required or permitted under Section 5(a) in the case of substitute Options, reduce the price at which options may be granted below the price provided for in
Section 5(c); (iii) reduce the option price of outstanding Options; (iv) extend the period during which Options, SARs, Restricted Shares, or Restricted Stock Units may be granted; (v) except to the extent permitted or required under
Section 5(a) in the case of substitute Options, extend the period during which an outstanding Option may be exercised beyond the maximum period provided for in
Section 5(b); (vi) materially increase in any other way the benefits accruing to Participants; or (vii) change the class of persons eligible to be Participants.

     14.  Effective Date.  The Plan shall become effective upon approval by the
          --------------
Board; provided, however, that the Plan shall be submitted to the shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, shall be of no force and effect. Options, SARs, Restricted Shares, and Restricted Stock Units granted by the Committee before approval of the Plan by the shareholders shall be granted subject to such approval and shall not be exercisable or payable before such approval. Options, SARs, and Restricted Stock Units may be granted by the Committee, or other actions may be taken under or with respect to the Plan, pursuant to any Plan amendment that is subject to shareholder approval, prior to the receipt of such shareholder approval, provided that such Options, SARs, Restricted Shares, and Restricted Stock Units shall not be exercisable or payable before such approval.


ICF Kaiser International, Inc.    Page 5 of 5      As amended on April 24, 1995
Stock Incentive Plan